UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐     Definitive Proxy Statement
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☐     Soliciting Material Under Rule 14a-12
EPICEPT CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Contacts

EpiCept Corporation:	Investors:
777 Old Saw Mill River Road	Lippert/Heilshorn & Associates
Tarrytown, NY 10591	Kim Sutton Golodetz
Robert W. Cook	(212) 838-3777
(914) 606-3500	kgolodetz@lhai.com
mail@epicept.com
or

Media:	Bruce Voss
Feinstein Kean Healthcare	(310) 691-7100
Greg Kelley	bvoss@lhai.com
(617) 577-8110
gregory.kelley@fkhealth.com
Notice of Special Meeting of Stockholders of EpiCept Corporation
TARRYTOWN, N.Y. (November 24, 2009) — With this notice, stockholders of EpiCept Corporation (Nasdaq and OMX Nordic Exchange: EPCT) are invited to attend a special meeting of stockholders to be held at 10:00 a.m. Eastern Standard Time on January 7, 2010 at EpiCept’s corporate offices at 777 Old Saw Mill River Road in Tarrytown, New York. EpiCept stockholders of record at the close of business on November 13, 2009 are entitled to vote at the special meeting.
The purpose of the special meeting is to consider and vote upon a proposal granting EpiCept’s Board of Directors the authority to amend the Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at a ratio in the range of one for two (1:2) to one for four (1:4) to be determined at the discretion of the Company’s Board of Directors. EpiCept is pursuing this action so that if necessary the Board can effect a reverse stock split and, with the resulting increase in the bid price of the Company’s common stock, put the Company in a position to regain compliance with Nasdaq Capital Market Listing Rule 5550(a)(2) requiring a minimum bid price of $1.00 per share of common stock.
If stockholders do not approve the reverse stock split proposal, EpiCept believes the Company would likely be delisted from the Nasdaq Capital Market and OMX Nordic Exchange, which would have a material negative effect on the stockholders’ ability to efficiently purchase or sell EpiCept common stock. Delisting could also make it more difficult to obtain future equity financing that EpiCept believes may be essential to the Company’s future operations and success.
The Board of Directors of EpiCept Corporation recommends that stockholders vote in favor of the proposals set forth in the notice of special meeting and proxy statement. The affirmative vote of a majority of the outstanding shares of common stock is required to approve the reverse stock split proposal set forth in the proxy. Not voting will be equivalent to casting a negative vote for the reverse stock split proposal.

At the special meeting, stockholders will also be asked to consider and vote upon a proposal to adjourn the special meeting to solicit additional proxies in the event there are insufficient votes to approve the reverse stock split proposal.
EpiCept has furnished proxy materials to its shareholders over the Internet, as permitted by rules adopted by the U.S. Securities and Exchange Commission. On or about November 24, 2009, EpiCept mailed its shareholders a notice containing instructions on how to obtain proxy materials and voting instructions. The notice provides instructions on how stockholders can request a paper copy of these materials by mail, by telephone or by e-mail. If you are an EpiCept stockholder of record and did not receive a notice, please contact Mr. Robert Cook at (914) 606-3500.
About EpiCept Corporation
EpiCept is focused on the development and commercialization of pharmaceutical products for the treatment of cancer and pain. The Company’s lead product is Ceplene®, which has been granted full marketing authorization by the European Commission for the remission maintenance and prevention of relapse in adult patients with Acute Myeloid Leukemia (AML) in first remission. The Company has two oncology drug candidates currently in clinical development that were discovered using in-house technology and have been shown to act as vascular disruption agents in a variety of solid tumors. The Company’s pain portfolio includes EpiCept™ NP-1, a prescription topical analgesic cream in late-stage clinical development designed to provide effective long-term relief of pain associated with peripheral neuropathies.
Forward-Looking Statements
This news release and any oral statements made with respect to the information contained in this news release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements which express plans, anticipation, intent, contingency, goals, targets, future development and are otherwise not statements of historical fact. These statements are based on our current expectations and are subject to risks and uncertainties that could cause actual results or developments to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Factors that may cause actual results or developments to differ materially include: the risk that our securities may be delisted by The Nasdaq Capital Market and that any appeal of the delisting determination may not be successful, the risk that Ceplene® will not receive regulatory approval or marketing authorization in the United States or Canada, the risk that Ceplene® will not be launched or achieve significant commercial success, the risk that we are unable to find a suitable marketing partner for Ceplene® on attractive terms, a timely basis or at all, the risk that any required post-approval clinical study for Ceplene® will not be successful, the risk that we will not be able to maintain our final regulatory approval or marketing authorization for Ceplene®, the risk that Myriad’s development of Azixa™ will not be successful, the risk that Azixa™ will not receive regulatory approval or achieve significant commercial success, the risk that we will not receive any significant payments under our agreement with Myriad, the risk that the development of our other apoptosis product candidates will not be successful, the risk that we will not be able to find a buyer for our ASAP technology, the risk that clinical trials for EpiCeptTM NP-1 or crinobulin will not be successful, the risk that EpiCept™ NP-1 or crinobulin will not receive regulatory approval or achieve significant commercial success, the risk that we will not be able to find a partner to help conduct the Phase III trials for EpiCept™ NP-1 on attractive terms, a timely basis or at all, the risk that our other product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later stage clinical trials, the risk that we will not obtain approval to market any of our product candidates, the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern, the risks associated with our ability to continue to meet our obligations under our existing debt agreements, the risks associated with dependence upon key personnel, the risks associated with reliance on collaborative partners and others for further clinical trials, development, manufacturing and commercialization of our product candidates; the cost, delays and uncertainties associated with our scientific research, product development, clinical trials and regulatory approval process; our history of operating losses since our inception; the highly competitive nature of our business; risks associated with litigation; and risks associated with our ability to protect our intellectual property. These factors and other material risks are more fully discussed in our periodic reports, including our reports on Forms 8-K, 10-Q and 10-K and other filings with the U.S. Securities and Exchange Commission. You are urged to carefully review and consider the disclosures found in our filings which are available at www.sec.gov or at www.epicept.com. You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be wrong due to inaccurate assumptions, unknown risks or uncertainties or other risk factors.
EPCT-GEN
*   Azixa is a registered trademark of Myriad Genetics, Inc.
# # #

EPICEPT CORPORATION
777 OLD SAW MILL RIVER ROAD
TARRYTOWN,NY 10591
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery Of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

1	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT ANY TIME PRIOR TO JANUARY 7, 2011, AT A RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-FOUR, IF AND AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS.	0	0	0

2	ADJOURNMENT OF SPECIAL MEETING	0	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is/are available at www.proxyvote.com.

EPICEPT CORPORATION
Special Meeting of Stockholders January 7, 2010
Proxy Solicited on Behalf of the Board of Directors
The undersigned, as stockholder of EpiCept Corporation (the “Company”), hereby appoints John V. Talley and Robert W. Cook and each of them, with full power of substitution, the true and lawful proxies and attorneys-in-fact of the undersigned, to vote, as designated on the reverse side of this proxy card, the number of shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, at the Special Meeting of Stockholders of the Company to be held at 10:00 AM Eastern Standard Time on January 7, 2010, at the Company’s corporate office in Tarrytown, New York, and any adjournments thereof on the matters listed on the reverse side and as set forth in the Proxy Statement and Notice dated November 23, 2009.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the two proposals listed on the reverse side and, in the discretion of the proxies named, on such other matters as may properly come before the Special Meeting.
This proxy is revocable at any time, and the undersigned reserves the right to attend the Special Meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.
Continued and to be signed on reverse side

*** Exercise Your Right to Vote
***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

EPICEPT CORPORATION
EPICEPT CORPORATION
777 OLD SAW MILL RIVER ROAD
TARRYTOWN,NY 10591

Meeting Information
Meeting Type:     Special Meeting
For holders as of:   November 13, 2009
Date:   January 07, 2010   Time:   10:00 AM EST

Location:	Company’s Corporate Office 777 Old Saw Mill River Road Tarrytown, NY 10591
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 24, 2009 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of The Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1	TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT ANY TIME PRIOR TO JANUARY 7, 2011, AT A RATIO BETWEEN ONE-FOR-TWO AND ONE-FOR-FOUR, IF AND AS DETERMINED BY THE COMPANY'S BOARD OF DIRECTORS.

2	ADJOURNMENT OF SPECIAL MEETING